UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03090

MFS SERIES TRUST VII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2021

*This Form N-CSR pertains to the following series of the Registrant: MFS Equity Income Fund, MFS Emerging Markets Equity Research Fund, and MFS Intrinsic Value Fund. MFS Intrinsic Value Fund commenced investment operations on February 8, 2022.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
July 31, 2022
MFS®  Equity Income Fund
EQI-ANN

MFS® Equity Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and evolving geopolitical tensions in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. U.S. Federal Reserve Chair Jerome Powell recently acknowledged that to stabilize prices, rates must move higher and tighter policy must be sustained for some time, likely hurting households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
September 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	6.8%
Apple, Inc.	4.6%
Merck & Co., Inc.	3.0%
Alphabet, Inc., “A”	2.8%
McKesson Corp.	2.6%
Cigna Corp.	2.5%
JPMorgan Chase & Co.	2.5%
Valero Energy Corp.	2.4%
Texas Instruments, Inc.	2.3%
Home Depot, Inc.	2.2%
GICS equity sectors (g)
Financials	18.0%
Information Technology	17.9%
Health Care	14.4%
Industrials	8.9%
Energy	6.9%
Real Estate	6.0%
Consumer Discretionary	5.7%
Consumer Staples	5.2%
Communication Services	4.8%
Materials	4.6%
Utilities	3.5%
Convertible Debt	2.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2022.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended July 31, 2022, Class A shares of the MFS Equity Income Fund (fund) provided a total return of -1.60%, at net asset value. This compares with a return of -4.64% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Security selection in the health care sector was a primary factor that contributed to performance relative to the S&P 500 Index, led by the fund’s overweight positions in health services and information technology company McKesson, pharmaceutical company Merck & Co. and global health services provider Cigna. The stock price of McKesson rose steadily throughout the reporting period, benefiting from US government contracts to distribute COVID-19 vaccines and the company’s year-over-year operating profit growth.

Management Review - continued
An underweight position and, to a lesser extent, stock selection in the communication services sector also aided relative performance. Within this sector, the fund’s underweight position in social networking service provider Meta Platforms(h) bolstered relative returns. The share price of Meta Platforms fell as the company’s financial results came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior-year sales comparisons and ongoing supply chain issues.
An overweight position in the energy sector strengthened relative performance, notably the fund's overweight position in independent oil refiner Valero Energy and its holdings of natural gas and petrochemical products manufacturer Enterprise Products Partners(b) and oil and gas services provider Enbridge (Canada)(b). The share price of Valero Energy advanced during the reporting period as the stock benefited from higher gasoline prices and increased demand.
Elsewhere, the fund's overweight position in utility services provider Exelon, not owning shares of weak-performing digital payment technology developer PayPal and an underweight position in internet retailer Amazon.com further supported relative results.
Detractors from Performance
Stock selection in the consumer discretionary sector weakened relative performance over the reporting period, led by the fund not owning shares of electric vehicle manufacturer Tesla and its overweight position in coffee and tea company Starbucks. The share price of Tesla advanced as the company benefited from continued demand for electric vehicles and improved operating margins.
Stocks in other sectors that held back relative results included the fund's underweight positions in computer and personal electronics maker Apple and integrated oil and gas company Exxon Mobil. The share price of Apple advanced over the period, reflecting strong growth in Indian, Vietnamese and Indonesian markets, coupled with smartphone users switching to iPhone and expectations for the supply chain constraints in China to loosen. Additionally, the fund’s overweight positions in cable services company Comcast, global financial services firm JPMorgan Chase and building controls and systems supplier Johnson Controls International weighed on relative performance. The share price of Comcast declined due to video and voice subscriber loss and slowing net additions to its cable and internet segments. Not owning shares of health insurance provider UnitedHealth Group and integrated energy company Chevron, and the fund’s holdings of microchip and electronics manufacturer Samsung Electronics(b) (South Korea), further hindered relative returns.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Management Review - continued
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 7/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)

Performance Summary  - continued
Total Returns through 7/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/27/12	(1.60)%	9.50%	10.66%
B	9/27/12	(2.32)%	8.69%	9.83%
C	9/27/12	(2.37)%	8.68%	9.84%
I	9/27/12	(1.36)%	9.77%	10.93%
R1	9/27/12	(2.32)%	8.70%	9.83%
R2	9/27/12	(1.89)%	9.23%	10.37%
R3	9/27/12	(1.61)%	9.50%	10.65%
R4	9/27/12	(1.40)%	9.78%	10.92%
R6	9/27/12	(1.28)%	9.88%	11.09%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	(4.64)%	12.83%	13.53%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.26)%	8.22%	9.99%
B With CDSC (Declining over six years from 4% to 0%) (v)	(5.96)%	8.40%	9.83%
C With CDSC (1% for 12 months) (v)	(3.27)%	8.68%	9.84%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2022 through July 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2022 through July 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/22	Ending Account Value 7/31/22	Expenses Paid During Period (p) 2/01/22-7/31/22
A	Actual	0.89%	$1,000.00	$945.80	$4.29
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
B	Actual	1.64%	$1,000.00	$942.38	$7.90
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
C	Actual	1.64%	$1,000.00	$941.90	$7.90
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
I	Actual	0.64%	$1,000.00	$946.53	$3.09
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R1	Actual	1.64%	$1,000.00	$942.47	$7.90
	Hypothetical (h)	1.64%	$1,000.00	$1,016.66	$8.20
R2	Actual	1.13%	$1,000.00	$944.29	$5.45
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R3	Actual	0.89%	$1,000.00	$945.16	$4.29
	Hypothetical (h)	0.89%	$1,000.00	$1,020.38	$4.46
R4	Actual	0.64%	$1,000.00	$946.19	$3.09
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21
R6	Actual	0.55%	$1,000.00	$947.32	$2.66
	Hypothetical (h)	0.55%	$1,000.00	$1,022.07	$2.76
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Portfolio of Investments
7/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.4%
Aerospace & Defense – 2.8%
General Dynamics Corp.	32,879	$7,452,683
Honeywell International, Inc.	11,960	2,301,822
		$9,754,505
Biotechnology – 0.6%
Gilead Sciences, Inc.	37,320	$2,229,870
Brokerage & Asset Managers – 1.5%
Invesco Ltd.	36,658	$650,313
Raymond James Financial, Inc.	28,148	2,771,733
TPG, Inc.	63,928	1,823,227
		$5,245,273
Business Services – 1.1%
Accenture PLC, “A”	6,976	$2,136,470
Cognizant Technology Solutions Corp., “A”	24,386	1,657,272
		$3,793,742
Cable TV – 1.0%
Comcast Corp., “A”	89,499	$3,358,002
Chemicals – 0.5%
Nutrien Ltd.	21,772	$1,864,989
Computer Software – 6.8%
Microsoft Corp.	84,018	$23,587,213
Computer Software - Systems – 5.1%
Apple, Inc.	99,133	$16,110,104
Hitachi Ltd.	34,500	1,750,660
		$17,860,764
Consumer Services – 0.9%
Booking Holdings, Inc. (a)	1,130	$2,187,330
Expedia Group, Inc. (a)	8,840	937,482
		$3,124,812
Electrical Equipment – 1.2%
Johnson Controls International PLC	77,087	$4,155,760

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 4.7%
Applied Materials, Inc.	11,030	$1,168,959
Intel Corp.	40,427	1,467,904
Lam Research Corp.	4,040	2,022,060
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	38,047	3,366,399
Texas Instruments, Inc.	45,512	8,141,642
		$16,166,964
Energy - Independent – 2.4%
Valero Energy Corp.	74,122	$8,210,494
Energy - Integrated – 0.9%
Eni S.p.A.	125,238	$1,506,239
Exxon Mobil Corp.	14,899	1,444,160
		$2,950,399
Food & Beverages – 1.3%
Archer Daniels Midland Co.	31,755	$2,628,361
Nestle S.A.	16,337	2,006,531
		$4,634,892
Food & Drug Stores – 2.0%
Wal-Mart Stores, Inc.	51,543	$6,806,253
Forest & Paper Products – 1.5%
Weyerhaeuser Co., REIT	142,396	$5,171,823
Gaming & Lodging – 0.7%
International Game Technology PLC	122,580	$2,322,891
Health Maintenance Organizations – 2.5%
Cigna Corp.	31,942	$8,795,549
Insurance – 6.8%
Ameriprise Financial, Inc.	12,474	$3,366,982
Equitable Holdings, Inc.	181,367	5,156,264
Everest Re Group Ltd.	5,260	1,374,701
Fairfax Financial Holdings Ltd.	2,567	1,382,778
Hartford Financial Services Group, Inc.	23,800	1,534,386
Manulife Financial Corp.	238,310	4,365,839
MetLife, Inc.	61,187	3,870,078
Zurich Insurance Group AG	5,793	2,528,713
		$23,579,741
Internet – 2.8%
Alphabet, Inc., “A” (a)	85,040	$9,891,853

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 1.3%
Brunswick Corp.	12,365	$990,684
Nintendo Co. Ltd.	7,800	3,507,208
		$4,497,892
Machinery & Tools – 1.8%
Eaton Corp. PLC	21,575	$3,201,514
Volvo Group	164,971	2,957,269
		$6,158,783
Major Banks – 8.1%
Bank of America Corp.	147,180	$4,976,156
BNP Paribas	91,268	4,326,124
JPMorgan Chase & Co.	74,836	8,633,081
Morgan Stanley	24,960	2,104,128
UBS Group AG	216,986	3,553,769
Wells Fargo & Co.	106,719	4,681,762
		$28,275,020
Medical & Health Technology & Services – 2.6%
McKesson Corp.	26,328	$8,993,118
Metals & Mining – 2.8%
Glencore PLC	631,324	$3,567,871
Rio Tinto PLC	104,377	6,282,325
		$9,850,196
Natural Gas - Pipeline – 3.7%
Enbridge, Inc.	86,920	$3,903,611
Enterprise Products Partners LP	184,152	4,922,383
Equitrans Midstream Corp.	211,504	1,660,306
Pembina Pipeline Corp.	41,673	1,591,030
Plains All American Pipeline LP	77,594	856,638
		$12,933,968
Other Banks & Diversified Financials – 1.8%
SLM Corp.	131,370	$2,049,372
Visa, Inc., “A”	3,540	750,869
Zions Bancorp NA	65,681	3,582,899
		$6,383,140
Pharmaceuticals – 8.6%
Bayer AG	51,166	$2,980,769
Johnson & Johnson	35,038	6,114,832
Merck & Co., Inc.	115,013	10,275,262
Organon & Co.	55,685	1,766,328

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Pfizer, Inc.	73,283	$3,701,524
Roche Holding AG	14,980	4,974,569
		$29,813,284
Railroad & Shipping – 0.5%
CSX Corp.	53,679	$1,735,442
Real Estate – 4.5%
Extra Space Storage, Inc., REIT	35,530	$6,733,646
National Retail Properties, Inc., REIT	36,995	1,761,332
National Storage Affiliates Trust, REIT	29,454	1,615,257
Phillips Edison & Co., REIT	101,473	3,454,141
Spirit Realty Capital, Inc., REIT	49,886	2,211,945
		$15,776,321
Restaurants – 0.9%
Starbucks Corp.	38,455	$3,260,215
Specialty Chemicals – 1.2%
Chemours Co.	120,959	$4,304,931
Specialty Stores – 2.9%
Amazon.com, Inc. (a)	19,970	$2,694,952
Home Depot, Inc.	24,930	7,502,434
		$10,197,386
Tobacco – 1.9%
British American Tobacco PLC	43,190	$1,697,467
Japan Tobacco, Inc.	123,900	2,221,590
Philip Morris International, Inc.	29,341	2,850,478
		$6,769,535
Trucking – 2.2%
United Parcel Service, Inc., “B”	38,327	$7,469,549
Utilities - Electric Power – 3.5%
Edison International	40,334	$2,733,435
Exelon Corp.	160,028	7,439,702
Vistra Corp.	74,818	1,934,045
		$12,107,182
Total Common Stocks (Identified Cost, $275,431,177)		$332,031,751

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Convertible Preferred Stocks – 2.6%
Medical Equipment – 2.6%
Boston Scientific Corp., 5.5%	56,523	$6,150,833
Danaher Corp., 5%	2,000	3,043,700
Total Convertible Preferred Stocks (Identified Cost, $8,993,779)		$9,194,533
Preferred Stocks – 0.5%
Computer Software - Systems – 0.5%
Samsung Electronics Co. Ltd. (Identified Cost, $1,739,274)	38,311	$1,688,318
Investment Companies (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 1.72% (v) (Identified Cost, $4,222,614)	4,222,824	$4,222,824

Other Assets, Less Liabilities – 0.3%		886,861
Net Assets – 100.0%		$348,024,287

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,222,824 and $342,914,602, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 7/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $286,164,230)	$342,914,602
Investments in affiliated issuers, at value (identified cost, $4,222,614)	4,222,824
Receivables for
Fund shares sold	500,138
Interest and dividends	762,567
Receivable from investment adviser	15,271
Other assets	437
Total assets	$348,415,839
Liabilities
Payables for
Fund shares reacquired	$193,653
Payable to affiliates
Administrative services fee	763
Shareholder servicing costs	82,864
Distribution and service fees	8,363
Payable for independent Trustees' compensation	19
Accrued expenses and other liabilities	105,890
Total liabilities	$391,552
Net assets	$348,024,287
Net assets consist of
Paid-in capital	$278,024,043
Total distributable earnings (loss)	70,000,244
Net assets	$348,024,287
Shares of beneficial interest outstanding	18,732,632

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$233,755,422	12,595,607	$18.56
Class B	3,306,541	178,083	18.57
Class C	14,440,468	777,982	18.56
Class I	52,365,155	2,819,739	18.57
Class R1	740,034	39,752	18.62
Class R2	128,459	6,898	18.62
Class R3	1,917,574	103,131	18.59
Class R4	2,186,554	117,725	18.57
Class R6	39,184,080	2,093,715	18.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.69 [100 / 94.25 x $18.56]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 7/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$8,669,471
Dividends from affiliated issuers	17,458
Other	5,814
Income on securities loaned	5,766
Foreign taxes withheld	(266,386)
Total investment income	$8,432,123
Expenses
Management fee	$1,622,309
Distribution and service fees	746,142
Shareholder servicing costs	284,051
Administrative services fee	57,419
Independent Trustees' compensation	6,613
Custodian fee	35,029
Shareholder communications	29,106
Audit and tax fees	60,031
Legal fees	1,114
Registration fees	162,692
Miscellaneous	35,710
Total expenses	$3,040,216
Reduction of expenses by investment adviser and distributor	(275,674)
Net expenses	$2,764,542
Net investment income (loss)	$5,667,581
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$18,036,720
Affiliated issuers	(291)
Foreign currency	(47,570)
Net realized gain (loss)	$17,988,859
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(29,870,735)
Affiliated issuers	210
Translation of assets and liabilities in foreign currencies	(18,799)
Net unrealized gain (loss)	$(29,889,324)
Net realized and unrealized gain (loss)	$(11,900,465)
Change in net assets from operations	$(6,232,884)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	7/31/22	7/31/21
Change in net assets
From operations
Net investment income (loss)	$5,667,581	$4,474,083
Net realized gain (loss)	17,988,859	17,517,614
Net unrealized gain (loss)	(29,889,324)	56,162,729
Change in net assets from operations	$(6,232,884)	$78,154,426
Total distributions to shareholders	$(25,512,630)	$(8,020,112)
Change in net assets from fund share transactions	$83,126,318	$21,280,462
Total change in net assets	$51,380,804	$91,414,776
Net assets
At beginning of period	296,643,483	205,228,707
At end of period	$348,024,287	$296,643,483
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.45	$15.29	$15.40	$16.05	$15.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.33	$0.31	$0.30	$0.31
Net realized and unrealized gain (loss)	(0.60)	5.42	(0.06)	0.00(w)	1.32
Total from investment operations	$(0.26)	$5.75	$0.25	$0.30	$1.63
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.32)	$(0.31)	$(0.34)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.63)	$(0.59)	$(0.36)	$(0.95)	$(0.83)
Net asset value, end of period (x)	$18.56	$20.45	$15.29	$15.40	$16.05
Total return (%) (r)(s)(t)(x)	(1.60)	38.34	1.69	2.56	10.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.99	1.02	1.02	1.03
Expenses after expense reductions	0.88	0.88	0.89	0.89	0.89
Net investment income (loss)	1.72	1.81	2.05	1.97	1.95
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$233,755	$200,391	$139,563	$138,043	$135,139
See Notes to Financial Statements

Financial Highlights – continued
Class B	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.45	$15.29	$15.39	$16.03	$15.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.19	$0.20	$0.19	$0.19
Net realized and unrealized gain (loss)	(0.59)	5.42	(0.06)	0.00(w)	1.32
Total from investment operations	$(0.40)	$5.61	$0.14	$0.19	$1.51
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.20)	$(0.19)	$(0.22)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.48)	$(0.45)	$(0.24)	$(0.83)	$(0.71)
Net asset value, end of period (x)	$18.57	$20.45	$15.29	$15.39	$16.03
Total return (%) (r)(s)(t)(x)	(2.32)	37.26	0.92	1.86	10.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.72	1.74	1.77	1.77	1.78
Expenses after expense reductions	1.63	1.63	1.64	1.64	1.64
Net investment income (loss)	0.97	1.07	1.32	1.21	1.20
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$3,307	$3,911	$3,534	$4,604	$4,378
See Notes to Financial Statements

Financial Highlights – continued
Class C	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.45	$15.29	$15.39	$16.03	$15.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.19	$0.20	$0.19	$0.19
Net realized and unrealized gain (loss)	(0.60)	5.42	(0.06)	0.00(w)	1.32
Total from investment operations	$(0.41)	$5.61	$0.14	$0.19	$1.51
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.16)	$(0.20)	$(0.19)	$(0.22)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.48)	$(0.45)	$(0.24)	$(0.83)	$(0.71)
Net asset value, end of period (x)	$18.56	$20.45	$15.29	$15.39	$16.03
Total return (%) (r)(s)(t)(x)	(2.37)	37.27	0.95	1.84	10.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.71	1.74	1.77	1.77	1.78
Expenses after expense reductions	1.63	1.63	1.64	1.64	1.64
Net investment income (loss)	0.97	1.07	1.31	1.21	1.20
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$14,440	$16,922	$15,705	$19,000	$19,927
See Notes to Financial Statements

Financial Highlights – continued
Class I	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.46	$15.30	$15.41	$16.06	$15.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.37	$0.35	$0.34	$0.34
Net realized and unrealized gain (loss)	(0.60)	5.43	(0.06)	0.00(w)	1.33
Total from investment operations	$(0.21)	$5.80	$0.29	$0.34	$1.67
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.36)	$(0.35)	$(0.38)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.68)	$(0.64)	$(0.40)	$(0.99)	$(0.87)
Net asset value, end of period (x)	$18.57	$20.46	$15.30	$15.41	$16.06
Total return (%) (r)(s)(t)(x)	(1.36)	38.66	1.95	2.82	11.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.73	0.77	0.77	0.78
Expenses after expense reductions	0.63	0.63	0.64	0.64	0.64
Net investment income (loss)	1.97	2.05	2.31	2.20	2.19
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$52,365	$40,722	$21,344	$23,261	$13,878
See Notes to Financial Statements

Financial Highlights – continued
Class R1	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.54	$15.36	$15.47	$16.11	$15.30
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.19	$0.19	$0.19	$0.19
Net realized and unrealized gain (loss)	(0.58)	5.45	(0.05)	0.01	1.33
Total from investment operations	$(0.40)	$5.64	$0.14	$0.20	$1.52
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.17)	$(0.21)	$(0.20)	$(0.22)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.52)	$(0.46)	$(0.25)	$(0.84)	$(0.71)
Net asset value, end of period (x)	$18.62	$20.54	$15.36	$15.47	$16.11
Total return (%) (r)(s)(t)(x)	(2.32)	37.27	0.92	1.85	10.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.73	1.73	1.77	1.77	1.78
Expenses after expense reductions	1.63	1.63	1.64	1.64	1.64
Net investment income (loss)	0.93	1.06	1.28	1.21	1.20
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$740	$177	$121	$103	$85
See Notes to Financial Statements

Financial Highlights – continued
Class R2	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.51	$15.34	$15.44	$16.08	$15.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.28	$0.28	$0.26	$0.26
Net realized and unrealized gain (loss)	(0.60)	5.43	(0.06)	0.01	1.34
Total from investment operations	$(0.31)	$5.71	$0.22	$0.27	$1.60
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.25)	$(0.28)	$(0.27)	$(0.31)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.58)	$(0.54)	$(0.32)	$(0.91)	$(0.80)
Net asset value, end of period (x)	$18.62	$20.51	$15.34	$15.44	$16.08
Total return (%) (r)(s)(t)(x)	(1.89)	37.92	1.46	2.38	10.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.21	1.24	1.27	1.27	1.28
Expenses after expense reductions	1.13	1.13	1.14	1.14	1.14
Net investment income (loss)	1.45	1.57	1.80	1.69	1.64
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$128	$242	$210	$369	$298
See Notes to Financial Statements

Financial Highlights – continued
Class R3	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.48	$15.32	$15.43	$16.08	$15.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.33	$0.31	$0.31	$0.31
Net realized and unrealized gain (loss)	(0.59)	5.43	(0.06)	(0.01)	1.33
Total from investment operations	$(0.26)	$5.76	$0.25	$0.30	$1.64
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.31)	$(0.32)	$(0.31)	$(0.34)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.63)	$(0.60)	$(0.36)	$(0.95)	$(0.83)
Net asset value, end of period (x)	$18.59	$20.48	$15.32	$15.43	$16.08
Total return (%) (r)(s)(t)(x)	(1.61)	38.29	1.69	2.57	10.94
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.97	1.02	1.02	1.03
Expenses after expense reductions	0.88	0.87	0.89	0.89	0.89
Net investment income (loss)	1.73	1.74	2.05	2.04	1.97
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$1,918	$806	$201	$182	$98
See Notes to Financial Statements

Financial Highlights – continued
Class R4	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.47	$15.31	$15.42	$16.06	$15.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.39	$0.35	$0.34	$0.35
Net realized and unrealized gain (loss)	(0.52)	5.41	(0.06)	0.01	1.32
Total from investment operations	$(0.22)	$5.80	$0.29	$0.35	$1.67
Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.36)	$(0.35)	$(0.38)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.68)	$(0.64)	$(0.40)	$(0.99)	$(0.87)
Net asset value, end of period (x)	$18.57	$20.47	$15.31	$15.42	$16.06
Total return (%) (r)(s)(t)(x)	(1.40)	38.64	1.95	2.88	11.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.73	0.72	0.77	0.77	0.78
Expenses after expense reductions	0.64	0.63	0.64	0.64	0.64
Net investment income (loss)	1.61	2.09	2.29	2.25	2.22
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$2,187	$424	$101	$88	$56
See Notes to Financial Statements

Financial Highlights – continued
Class R6	Year ended
	7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
Net asset value, beginning of period	$20.61	$15.41	$15.52	$16.15	$15.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.39	$0.36	$0.36	$0.36
Net realized and unrealized gain (loss)	(0.60)	5.46	(0.06)	0.01	1.33
Total from investment operations	$(0.19)	$5.85	$0.30	$0.37	$1.69
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.36)	$(0.37)	$(0.36)	$(0.40)
From net realized gain	(1.32)	(0.29)	(0.04)	(0.64)	(0.49)
Total distributions declared to shareholders	$(1.70)	$(0.65)	$(0.41)	$(1.00)	$(0.89)
Net asset value, end of period (x)	$18.72	$20.61	$15.41	$15.52	$16.15
Total return (%) (r)(s)(t)(x)	(1.28)	38.76	2.03	3.02	11.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.64	0.65	0.68	0.68	0.68
Expenses after expense reductions	0.55	0.55	0.55	0.55	0.54
Net investment income (loss)	2.05	2.14	2.39	2.31	2.30
Portfolio turnover	42	43	42	39	51
Net assets at end of period (000 omitted)	$39,184	$33,049	$24,451	$25,922	$25,684

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Equity Income Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$280,890,534	$—	$—	$280,890,534
Canada	13,108,247	—	—	13,108,247
Switzerland	—	13,063,582	—	13,063,582
United Kingdom	—	11,547,663	—	11,547,663
Japan	—	7,479,458	—	7,479,458
France	—	4,326,124	—	4,326,124
Taiwan	3,366,399	—	—	3,366,399
Germany	2,980,769	—	—	2,980,769
Sweden	—	2,957,269	—	2,957,269
Other Countries	—	3,194,557	—	3,194,557
Mutual Funds	4,222,824	—	—	4,222,824
Total	$304,568,773	$42,568,653	$—	$347,137,426
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2022, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements  - continued
applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/22	Year ended 7/31/21
Ordinary income (including any short-term capital gains)	$9,158,251	$4,662,077
Long-term capital gains	16,354,379	3,358,035
Total distributions	$25,512,630	$8,020,112
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/22
Cost of investments	$291,568,259
Gross appreciation	67,145,309
Gross depreciation	(11,576,142)
Net unrealized appreciation (depreciation)	$55,569,167
Undistributed long-term capital gain	13,292,883
Post-October capital loss deferral	(652,128)
Other temporary differences	1,790,322
Total distributable earnings (loss)	$70,000,244
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/22	Year ended 7/31/21
Class A	$16,977,657	$5,427,649
Class B	265,980	96,065
Class C	1,179,020	432,420
Class I	4,020,739	996,672
Class R1	15,208	3,722
Class R2	18,674	6,705
Class R3	55,743	10,995
Class R4	46,083	6,774
Class R6	2,933,526	1,039,110
Total	$25,512,630	$8,020,112
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2023. For the year ended July 31, 2022, this management fee reduction amounted to $44,976, which is included in the reduction of total expenses in the Statement of Operations.
The management fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.55%

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2023. For the year ended July 31, 2022, this reduction amounted to $230,671, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $90,808 for the year ended July 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 543,037
Class B	0.75%	0.25%	1.00%	1.00%	36,496
Class C	0.75%	0.25%	1.00%	1.00%	159,867
Class R1	0.75%	0.25%	1.00%	1.00%	2,812
Class R2	0.25%	0.25%	0.50%	0.50%	1,072
Class R3	—	0.25%	0.25%	0.25%	2,858
Total Distribution and Service Fees					$746,142
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended July 31, 2022, this rebate amounted to $27 for Class A and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2022, were as follows:
Amount
Class A	$4,056
Class B	539
Class C	730
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2022, the fee was $31,381, which equated to 0.0097% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $252,670.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.0177% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At July 31, 2022, MFS held approximately 61% of the outstanding shares of Class R2.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended July 31, 2022, this reimbursement amounted to $5,814, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended July 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $190,872,135 and $134,173,315, respectively.

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/22		Year ended 7/31/21
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,177,962	$61,779,580	1,849,009	$33,945,171
Class B	25,127	482,579	7,502	140,379
Class C	179,726	3,519,480	160,824	2,952,073
Class I	1,357,422	26,748,905	904,887	16,860,998
Class R1	30,587	566,198	647	12,075
Class R2	1,121	21,361	524	9,258
Class R3	93,068	1,828,441	42,476	812,602
Class R4	95,903	1,825,206	13,759	249,326
Class R6	693,619	13,557,970	380,858	6,932,197
	5,654,535	$110,329,720	3,360,486	$61,914,079
Shares issued to shareholders in reinvestment of distributions
Class A	865,025	$16,967,328	308,877	$5,418,146
Class B	13,439	265,011	5,481	95,400
Class C	59,702	1,176,831	24,792	431,174
Class I	203,055	3,982,777	54,440	961,835
Class R1	782	15,208	212	3,722
Class R2	942	18,674	384	6,705
Class R3	2,887	55,743	596	10,995
Class R4	2,428	46,083	372	6,774
Class R6	141,554	2,796,922	54,439	962,285
	1,289,814	$25,324,577	449,593	$7,897,036
Shares reacquired
Class A	(1,246,210)	$(24,230,059)	(1,484,551)	$(26,024,199)
Class B	(51,733)	(1,000,229)	(52,853)	(946,476)
Class C	(289,037)	(5,674,934)	(385,328)	(6,963,612)
Class I	(730,806)	(14,022,335)	(364,047)	(6,609,096)
Class R1	(243)	(4,307)	(93)	(1,775)
Class R2	(6,941)	(136,504)	(2,808)	(48,089)
Class R3	(32,191)	(649,675)	(16,838)	(327,666)
Class R4	(1,307)	(25,855)	(26)	(514)
Class R6	(345,268)	(6,784,081)	(418,513)	(7,609,226)
	(2,703,736)	$(52,527,979)	(2,725,057)	$(48,530,653)

Notes to Financial Statements  - continued
	Year ended 7/31/22		Year ended 7/31/21
	Shares	Amount	Shares	Amount
Net change
Class A	2,796,777	$54,516,849	673,335	$13,339,118
Class B	(13,167)	(252,639)	(39,870)	(710,697)
Class C	(49,609)	(978,623)	(199,712)	(3,580,365)
Class I	829,671	16,709,347	595,280	11,213,737
Class R1	31,126	577,099	766	14,022
Class R2	(4,878)	(96,469)	(1,900)	(32,126)
Class R3	63,764	1,234,509	26,234	495,931
Class R4	97,024	1,845,434	14,105	255,586
Class R6	489,905	9,570,811	16,784	285,256
	4,240,613	$83,126,318	1,085,022	$21,280,462
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2022, the fund’s commitment fee and interest expense were $1,243 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,365,969	$66,731,706	$65,874,770	$(291)	$210	$4,222,824

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$17,458	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Equity Income Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Equity Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2022

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stock

Board Review of Investment Advisory Agreement
MFS Equity Income Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2021 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about

Board Review of Investment Advisory Agreement - continued
MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class I shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2021, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class I shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class I shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2021 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement - continued
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services

Board Review of Investment Advisory Agreement - continued
MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $19,146,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 66.12% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
July 31, 2022
MFS®  Emerging Markets
Equity Research Fund
EEM-ANN

MFS® Emerging Markets
Equity Research Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and evolving geopolitical tensions in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. U.S. Federal Reserve Chair Jerome Powell recently acknowledged that to stabilize prices, rates must move higher and tighter policy must be sustained for some time, likely hurting households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
September 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.4%
Samsung Electronics Co. Ltd.	5.6%
Tencent Holdings Ltd.	4.5%
Alibaba Group Holding Ltd. (a)	3.1%
Yum China Holdings, Inc.	2.9%
UPL Ltd.	2.8%
Reliance Industries Ltd. (a)	2.8%
HDFC Bank Ltd.	2.5%
AIA Group Ltd.	2.3%
Kweichow Moutai Co. Ltd.	2.3%
GICS equity industries (g)
Financials	20.8%
Information Technology	16.9%
Communication Services	12.1%
Consumer Staples	11.6%
Consumer Discretionary	11.5%
Energy	7.5%
Industrials	6.0%
Materials	5.6%
Utilities	3.3%
Real Estate	1.4%
Health Care	0.8%
Issuer country weightings (x)
China	29.5%
India	13.3%
Taiwan	11.5%
South Korea	11.1%
Hong Kong	7.8%
Brazil	5.0%
Mexico	3.3%
Indonesia	3.2%
Thailand	2.8%
Other Countries	12.5%
Currency exposure weightings (y)
Hong Kong Dollar	25.6%
Indian Rupee	13.3%
Taiwan Dollar	11.5%
South Korean Won	11.1%
Chinese Renminbi	8.8%
United States Dollar	7.3%
Brazilian Real	5.0%
Euro	3.7%
Mexican Peso	3.3%
Other Currencies	10.4%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2022.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended July 31, 2022, Class A shares of the MFS Emerging Markets Equity Research Fund (fund) provided a total return of -20.10%, at net asset value. This compares with a return of -20.09% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Stock selection within the financials sector detracted from performance relative to the MSCI Emerging Markets Index, led by the fund's overweight positions in integrated exchange platform Moscow Exchange (Russia) and financial services company TCS Group (Cyprus). The stock price of Moscow Exchange plummeted after Russia began its occupation of Ukraine. Trading in the company's stock was halted after the Bank of Russia suspended trading on all equities on the exchange.
4

Management Review - continued
Stock selection and, to a lesser extent, an underweight position in the industrials sector, combined with weak stock selection in the utilities sector, also hindered relative performance. Within both sectors, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors during the reporting period.
Stocks in other sectors that further weighed on relative results included the fund's overweight holdings of Anglo-Russian precious mining company Polymetal International (United Kingdom), integrated oil company LUKOIL (Russia), beauty and health products developer Amorepacific (South Korea), internet search engine and online computer games provider NAVER (South Korea), e-commerce platform manager Allegro.Eu (Luxembourg) and next-generation sequencing and diagnostics solutions provider Burning Rock BioTech (China). The stock price of Polymetal International declined as investors appeared to have reacted negatively to the Ukraine invasion and the ensuing sell-off of Russian equities. The fund’s not holding shares of strong-performing oil and gas exploration and production company Petroleo Brasileiro (Brazil) also weakened relative returns. Additionally, holding shares of software engineering solutions and technology services provider EPAM Systems(b)(h) held back relative performance.
Contributors to Performance
The combination of stock selection and an underweight position in the consumer discretionary sector benefited relative performance over the reporting period. Within this sector, the timing of the fund's ownership in shares of online and mobile commerce company Alibaba Group Holding (China), and its overweight positions in automobile manufacturer Maruti Suzuki (India) and manufacturing company BYD (China), bolstered relative results.
Stock selection and, to a lesser extent, an overweight position in the energy sector also supported relative returns. Here, the fund's overweight positions in heavy equipment retailer United Tractors (Indonesia) and energy, petrochemical, textile and telecommunications conglomerate Reliance Industries (India), and not holding shares of weak-performing global energy company Gazprom (Russia), strengthened relative performance. The stock price of United Tractors appreciated as the company reported better-than-expected earnings results, driven by strong Komatsu sales and solid performance in coal and gold mining.
Stock selection in the information technology sector also helped relative performance, led by the timing of the fund’s ownership in shares of commercial electronic paper technology company E Ink Holding(h) (Taiwan). The stock price of E Ink Holding advanced as the company delivered strong financial results, driven by continued earnings growth from its core businesses. Management also provided favorable forward-looking earnings guidance, which further benefited the stock.
Stock selection and an overweight position in the consumer staples sector contributed to relative performance. Within this sector, the fund's overweight position in corn-flour producer Gruma (Mexico) aided relative results.
Elsewhere, the timing of the fund's ownership in shares of iron ore and pellets producer Vale (Brazil), and its overweight position in financial services company Credicorp (Peru), strengthened relative performance.
5

Management Review - continued
Respectfully,
Portfolio Manager(s)
Sanjay Natarajan and Deividas Seferis
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 7/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
7

Performance Summary  - continued
Total Returns through 7/31/22
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	2/23/21	(20.10)%	(19.18)%
C	2/23/21	(20.70)%	(19.78)%
I	2/23/21	(20.02)%	(19.06)%
R1	2/23/21	(20.70)%	(19.78)%
R2	2/23/21	(20.31)%	(19.38)%
R3	2/23/21	(20.11)%	(19.18)%
R4	2/23/21	(19.91)%	(18.98)%
R6	2/23/21	(19.91)%	(18.98)%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	(20.09)%	(19.00)%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(24.70)%	(22.44)%
C With CDSC (1% for 12 months) (v)	(21.49)%	(19.78)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
8

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
February 1, 2022 through July 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2022 through July 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/22	Ending Account Value 7/31/22	Expenses Paid During Period (p) 2/01/22-7/31/22
A	Actual	1.25%	$1,000.00	$807.06	$5.60
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
C	Actual	2.00%	$1,000.00	$803.99	$8.95
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
I	Actual	1.00%	$1,000.00	$807.06	$4.48
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R1	Actual	2.00%	$1,000.00	$803.99	$8.95
	Hypothetical (h)	2.00%	$1,000.00	$1,014.88	$9.99
R2	Actual	1.50%	$1,000.00	$805.95	$6.72
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
R3	Actual	1.25%	$1,000.00	$807.06	$5.60
	Hypothetical (h)	1.25%	$1,000.00	$1,018.60	$6.26
R4	Actual	1.00%	$1,000.00	$808.16	$4.48
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R6	Actual	0.99%	$1,000.00	$808.16	$4.44
	Hypothetical (h)	0.99%	$1,000.00	$1,019.89	$4.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
7/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Alcoholic Beverages – 4.9%
China Resources Beer Holdings Co. Ltd.	6,000	$41,637
Jiangsu Yanghe Brewery JSC Ltd.	900	22,126
Kweichow Moutai Co. Ltd.	200	56,457
		$120,220
Automotive – 4.2%
BYD Co. Ltd.	1,000	$36,649
Maruti Suzuki India Ltd.	103	11,420
PT United Tractors Tbk	25,100	54,659
		$102,728
Biotechnology – 0.6%
Hugel, Inc. (a)	145	$15,033
Brokerage & Asset Managers – 3.0%
B3 S.A. - Brasil Bolsa Balcao	13,000	$27,864
Hong Kong Exchanges & Clearing Ltd.	1,000	45,929
Moscow Exchange MICEX-RTS PJSC (a)(u)	15,769	0
		$73,793
Business Services – 2.1%
Tata Consultancy Services Ltd.	1,218	$50,899
Chemicals – 2.8%
UPL Ltd.	7,414	$69,458
Computer Software – 4.6%
Kingsoft Corp. Ltd.	9,400	$31,599
Naver Corp.	200	40,100
NetEase.com, Inc., ADR	434	40,353
		$112,052
Computer Software - Systems – 5.6%
Samsung Electronics Co. Ltd.	2,886	$136,866
Construction – 6.3%
Anhui Conch Cement Co. Ltd.	7,000	$27,756
Midea Group Co. Ltd.	6,300	51,566
Techtronic Industries Co. Ltd.	5,000	55,796
Zhejiang Supor Co. Ltd.	2,900	20,201
		$155,319
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 1.2%
Amorepacific Corp.	293	$29,272
Consumer Services – 1.6%
Localiza Rent a Car S.A.	3,600	$40,083
Electrical Equipment – 0.9%
Advantech Co. Ltd.	2,000	$23,064
Electronics – 8.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	12,000	$205,506
Energy - Independent – 2.8%
Reliance Industries Ltd. (a)	2,149	$68,287
Energy - Integrated – 2.5%
China Petroleum & Chemical Corp.	28,000	$13,175
Galp Energia SGPS S.A., “B”	4,529	47,843
LUKOIL PJSC, ADR (u)	471	0
		$61,018
Engineering - Construction – 2.1%
Doosan Bobcat, Inc.	2,093	$50,458
Food & Beverages – 3.1%
Gruma S.A.B. de C.V.	3,674	$45,686
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	5,900	31,413
		$77,099
General Merchandise – 2.4%
BIM Birlesik Magazalar A.S.	4,442	$22,874
Wal-Mart de Mexico S.A.B. de C.V.	9,867	35,740
		$58,614
Insurance – 2.3%
AIA Group Ltd.	5,600	$56,520
Internet – 4.9%
Allegro.EU S.A. (a)	2,036	$11,014
Tencent Holdings Ltd.	2,800	110,146
		$121,160
Major Banks – 1.5%
SBI Cards & Payment Services Ltd.	3,042	$36,115
Medical & Health Technology & Services – 0.2%
Burning Rock Biotech Ltd., ADR (a)	1,129	$3,601
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 1.2%
Vale S.A., ADR	2,126	$28,616
Natural Gas - Distribution – 2.3%
China Resources Gas Group Ltd.	13,400	$56,403
Other Banks & Diversified Financials – 14.0%
Bank Central Asia Tbk PT	48,900	$24,232
Chailease Holding Co. Ltd.	7,560	53,650
China Merchants Bank Co Ltd. “A”	5,800	30,281
Credicorp Ltd.	352	45,549
Emirates NBD PJSC	8,880	33,363
HDFC Bank Ltd.	3,366	61,475
Komercni Banka A.S.	1,173	29,612
Kotak Mahindra Bank Ltd.	1,228	28,122
Sberbank of Russia PJSC (a)(u)	11,152	0
TCS Group Holding PLC (a)(u)	262	0
Tisco Financial Group PCL	15,700	37,746
		$344,030
Precious Metals & Minerals – 0.3%
Polymetal International PLC	3,376	$8,017
Real Estate – 1.4%
ESR Group Ltd. (a)	13,200	$34,292
Restaurants – 2.9%
Yum China Holdings, Inc.	1,458	$71,019
Specialty Chemicals – 0.1%
Borouge PLC (a)	3,753	$3,004
Specialty Stores – 3.3%
Alibaba Group Holding Ltd. (a)	6,700	$75,698
JD.com, Inc., “A”	152	4,527
		$80,225
Telecommunications - Wireless – 1.3%
Advanced Info Service Public Co. Ltd.	5,900	$32,217
Telephone Services – 1.7%
Hellenic Telecommunications Organization S.A.	2,485	$42,719
Utilities - Electric Power – 1.0%
Energisa S.A., IEU	3,000	$25,535
Total Common Stocks (Identified Cost, $3,111,951)		$2,393,242
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.6%
Money Market Funds – 3.6%
MFS Institutional Money Market Portfolio, 1.72% (v) (Identified Cost, $88,692)	88,697	$88,697

Other Assets, Less Liabilities – (1.1)%		(25,794)
Net Assets – 100.0%		$2,456,145

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $88,697 and $2,393,242, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
IEU	International Equity Unit
PCL	Public Company Limited
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 7/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $3,111,951)	$2,393,242
Investments in affiliated issuers, at value (identified cost, $88,692)	88,697
Foreign currency, at value (identified cost, $33)	33
Receivables for
Dividends	3,426
Receivable from investment adviser	25,796
Other assets	39
Total assets	$2,511,233
Liabilities
Payable to affiliates
Administrative services fee	$190
Shareholder servicing costs	132
Distribution and service fees	16
Deferred country tax expense payable	644
Accrued expenses and other liabilities	54,106
Total liabilities	$55,088
Net assets	$2,456,145
Net assets consist of
Paid-in capital	$3,280,635
Total distributable earnings (loss)	(824,490)
Net assets	$2,456,145
Shares of beneficial interest outstanding	335,205
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$135,429	18,505	$7.32
Class C	43,310	5,967	7.26
Class I	47,597	6,498	7.32
Class R1	36,430	5,019	7.26
Class R2	36,693	5,020	7.31
Class R3	36,824	5,031	7.32
Class R4	36,957	5,042	7.33
Class R6	2,082,905	284,123	7.33

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.77 [100 / 94.25 x $7.32]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 7/31/22
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$61,219
Non-cash dividends	4,528
Dividends from affiliated issuers	172
Foreign taxes withheld	(6,474)
Total investment income	$59,445
Expenses
Management fee	$25,866
Distribution and service fees	1,615
Shareholder servicing costs	1,679
Administrative services fee	17,500
Independent Trustees' compensation	2,844
Custodian fee	22,004
Shareholder communications	5,601
Audit and tax fees	48,651
Legal fees	42
Registration fees	107,017
Miscellaneous	29,627
Total expenses	$262,446
Reduction of expenses by investment adviser	(233,845)
Net expenses	$28,601
Net investment income (loss)	$30,844
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $4,118 country tax)	$(123,435)
Affiliated issuers	(9)
Foreign currency	(1,501)
Net realized gain (loss)	$(124,945)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,748 decrease in deferred country tax)	$(533,978)
Affiliated issuers	5
Translation of assets and liabilities in foreign currencies	(17)
Net unrealized gain (loss)	$(533,990)
Net realized and unrealized gain (loss)	$(658,935)
Change in net assets from operations	$(628,091)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended	Year ended
	7/31/22	7/31/21 (c)
Change in net assets
From operations
Net investment income (loss)	$30,844	$10,397
Net realized gain (loss)	(124,945)	2,976
Net unrealized gain (loss)	(533,990)	(185,370)
Change in net assets from operations	$(628,091)	$(171,997)
Total distributions to shareholders	$(24,810)	$—
Change in net assets from fund share transactions	$1,050,762	$2,230,281
Total change in net assets	$397,861	$2,058,284
Net assets
At beginning of period	2,058,284	—
At end of period	$2,456,145	$2,058,284

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.04
Net realized and unrealized gain (loss)	(1.93)	(0.82)
Total from investment operations	$(1.85)	$(0.78)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.05)	$—
Net asset value, end of period (x)	$7.32	$9.22
Total return (%) (r)(s)(t)(x)	(20.10)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.91	9.75(a)
Expenses after expense reductions (f)	1.25	1.25(a)
Net investment income (loss)	0.95	0.97(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$135	$166
See Notes to Financial Statements
20

Financial Highlights – continued
Class C	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.19	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01
Net realized and unrealized gain (loss)	(1.92)	(0.82)
Total from investment operations	$(1.90)	$(0.81)
Less distributions declared to shareholders
From net investment income	$—	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.03)	$—
Net asset value, end of period (x)	$7.26	$9.19
Total return (%) (r)(s)(t)(x)	(20.70)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.69	10.51(a)
Expenses after expense reductions (f)	2.00	2.00(a)
Net investment income (loss)	0.22	0.20(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$43	$47

Class I	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.05
Net realized and unrealized gain (loss)	(1.94)	(0.82)
Total from investment operations	$(1.84)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.07)	$—
Net asset value, end of period (x)	$7.32	$9.23
Total return (%) (r)(s)(t)(x)	(20.02)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.83	9.51(a)
Expenses after expense reductions (f)	1.00	1.00(a)
Net investment income (loss)	1.22	1.20(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$48	$47
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.19	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01
Net realized and unrealized gain (loss)	(1.92)	(0.82)
Total from investment operations	$(1.90)	$(0.81)
Less distributions declared to shareholders
From net investment income	$—	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.03)	$—
Net asset value, end of period (x)	$7.26	$9.19
Total return (%) (r)(s)(t)(x)	(20.70)	(8.10)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.66	10.51(a)
Expenses after expense reductions (f)	2.00	2.00(a)
Net investment income (loss)	0.19	0.21(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$36	$46

Class R2	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.21	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.03
Net realized and unrealized gain (loss)	(1.93)	(0.82)
Total from investment operations	$(1.87)	$(0.79)
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.03)	$—
Net asset value, end of period (x)	$7.31	$9.21
Total return (%) (r)(s)(t)(x)	(20.31)	(7.90)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	10.16	10.01(a)
Expenses after expense reductions (f)	1.50	1.50(a)
Net investment income (loss)	0.69	0.70(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$37	$46
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.22	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.04
Net realized and unrealized gain (loss)	(1.93)	(0.82)
Total from investment operations	$(1.85)	$(0.78)
Less distributions declared to shareholders
From net investment income	$(0.02)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.05)	$—
Net asset value, end of period (x)	$7.32	$9.22
Total return (%) (r)(s)(t)(x)	(20.11)	(7.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.91	9.76(a)
Expenses after expense reductions (f)	1.25	1.25(a)
Net investment income (loss)	0.94	0.95(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$37	$46

Class R4	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.05
Net realized and unrealized gain (loss)	(1.93)	(0.82)
Total from investment operations	$(1.83)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.07)	$—
Net asset value, end of period (x)	$7.33	$9.23
Total return (%) (r)(s)(t)(x)	(19.91)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.66	9.51(a)
Expenses after expense reductions (f)	1.00	1.00(a)
Net investment income (loss)	1.19	1.19(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$37	$46
See Notes to Financial Statements
23

Financial Highlights – continued
Class R6	Year ended
	7/31/22	7/31/21(c)
Net asset value, beginning of period	$9.23	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.05
Net realized and unrealized gain (loss)	(1.93)	(0.82)
Total from investment operations	$(1.83)	$(0.77)
Less distributions declared to shareholders
From net investment income	$(0.04)	$—
From net realized gain	(0.03)	—
Total distributions declared to shareholders	$(0.07)	$—
Net asset value, end of period (x)	$7.33	$9.23
Total return (%) (r)(s)(t)(x)	(19.91)	(7.70)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	9.57	9.50(a)
Expenses after expense reductions (f)	0.99	0.99(a)
Net investment income (loss)	1.19	1.20(a)
Portfolio turnover	39	17(n)
Net assets at end of period (000 omitted)	$2,083	$1,615

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Research Fund (the fund) is a non-diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the
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Notes to Financial Statements  - continued
particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or
26

Notes to Financial Statements  - continued
published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$139,701	$584,906	$—	$724,607
India	—	325,776	—	325,776
Taiwan	—	282,220	—	282,220
South Korea	—	271,729	—	271,729
Hong Kong	—	192,537	—	192,537
Brazil	122,098	—	—	122,098
Mexico	81,426	—	—	81,426
Indonesia	78,891	—	—	78,891
Thailand	—	69,963	—	69,963
Other Countries	162,264	81,731	0	243,995
Mutual Funds	88,697	—	—	88,697
Total	$673,077	$1,808,862	$0	$2,481,939
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/21	$—
Transfers into level 3	0
Balance as of 7/31/22	$0
At July 31, 2022, the fund held four level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign
27

Notes to Financial Statements  - continued
currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended July 31, 2022, custody fees were not reduced.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
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Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 7/31/22	Year ended 7/31/21 (c)
Ordinary income (including any short-term capital gains)	$24,810	$—

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/22
Cost of investments	$3,227,575
Gross appreciation	48,141
Gross depreciation	(793,777)
Net unrealized appreciation (depreciation)	$(745,636)
Undistributed ordinary income	27,401
Capital loss carryforwards	(105,646)
Other temporary differences	(609)
Total distributable earnings (loss)	$(824,490)
As of July 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(60,369)
Long-Term	(45,277)
Total	$(105,646)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares
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Notes to Financial Statements  - continued
approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 7/31/22	Year ended 7/31/21(c)
Class A	$1,051	$—
Class C	188	—
Class I	389	—
Class R1	173	—
Class R2	189	—
Class R3	289	—
Class R4	390	—
Class R6	22,141	—
Total	$24,810	$—

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.95%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion and up to $5 billion	0.85%
In excess of $5 billion	0.825%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2023. For the year ended July 31, 2022, this management fee reduction amounted to $378, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.94% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and
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Notes to Financial Statements  - continued
closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.99%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2023. For the year ended July 31, 2022, this reduction amounted to $233,467, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27 for the year ended July 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 390
Class C	0.75%	0.25%	1.00%	1.00%	477
Class R1	0.75%	0.25%	1.00%	1.00%	427
Class R2	0.25%	0.25%	0.50%	0.50%	214
Class R3	—	0.25%	0.25%	0.25%	107
Total Distribution and Service Fees					$1,615
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended July 31, 2022.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended July 31, 2022.
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Notes to Financial Statements  - continued
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended July 31, 2022, the fee was $223, which equated to 0.0082% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended July 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,456.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2022 was equivalent to an annual effective rate of 0.6431% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On February 22, 2021, MFS purchased 15,000 shares of Class A, 5,000 shares each of Class C, Class I, Class R1, Class R2, Class R3, and Class R4, and 175,000 shares of Class R6 for an aggregate amount of $2,200,000 as an initial investment in the fund.
On September 15, 2021, MFS purchased 106,724 shares of Class R6 for an aggregate amount of $1,000,000.
At July 31, 2022, MFS held approximately 82%, 84%, and 78% of the outstanding shares of Class A, Class C, and Class I, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.
(4) Portfolio Securities
For the year ended July 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $2,067,348 and $1,042,256, respectively.
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Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/22		Year ended 7/31/21 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,134	$9,557	17,976	$178,795
Class C	851	7,545	5,101	50,968
Class I	11,051	85,549	5,067	50,650
Class R1	—	—	5,000	50,000
Class R2	—	—	5,000	50,000
Class R3	—	—	5,000	50,000
Class R4	—	—	5,000	50,000
Class R6	106,724	1,000,000	175,000	1,750,000
	119,760	$1,102,651	223,144	$2,230,413
Shares issued to shareholders in reinvestment of distributions
Class A	114	$1,051	—	$—
Class C	21	188	—	—
Class I	42	389	—	—
Class R1	19	173	—	—
Class R2	20	189	—	—
Class R3	31	289	—	—
Class R4	42	390	—	—
Class R6	2,399	22,141	—	—
	2,688	$24,810	—	$—
Shares reacquired
Class A	(718)	$(5,522)	(1)	$(13)
Class C	(3)	(25)	(3)	(25)
Class I	(9,652)	(71,152)	(10)	(94)
	(10,373)	$(76,699)	(14)	$(132)
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Notes to Financial Statements  - continued
	Year ended 7/31/22		Year ended 7/31/21 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	530	$5,086	17,975	$178,782
Class C	869	7,708	5,098	50,943
Class I	1,441	14,786	5,057	50,556
Class R1	19	173	5,000	50,000
Class R2	20	189	5,000	50,000
Class R3	31	289	5,000	50,000
Class R4	42	390	5,000	50,000
Class R6	109,123	1,022,141	175,000	1,750,000
	112,075	$1,050,762	223,130	$2,230,281

(c)	For the period from the commencement of the fund’s investment operations, February 23, 2021, through the stated period end.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended July 31, 2022, the fund’s commitment fee and interest expense were $9 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$67,408	$1,567,319	$1,546,026	$(9)	$5	$88,697
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Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$172	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
(9) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
35

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Research Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Research Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended July 31, 2022 and the period from February 23, 2021 (commencement of operations) through July 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2022, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended July 31, 2022 and the period from February 23, 2021 (commencement of operations) through July 31, 2022, in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
36

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2022
37

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
38

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
39

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
40

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Sanjay Natarajan Deividas Seferis
41

Board Review of Investment Advisory Agreement
MFS Emerging Markets Equity Research Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2022 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the
42

Board Review of Investment Advisory Agreement - continued
other MFS Funds. The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
The Trustees noted that the Fund commenced operations on February 23, 2021; therefore, no performance data for the one-, three-, or five-year periods ended December 31, 2021 was available.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
43

Board Review of Investment Advisory Agreement - continued
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research
44

Board Review of Investment Advisory Agreement - continued
from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2022.
45

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2022 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period since the fund's inception on February 23, 2021 to December 31, 2021 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $65,200. The fund intends to pass through foreign tax credits of $10,653 for the fiscal year.
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
July 31, 2022
MFS®  Intrinsic Value Fund
UIV-ANN

MFS® Intrinsic Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CHAIR AND CEO
Dear Shareholders:
Global markets have recently been buffeted by a series of crosscurrents, including rising inflation, tighter financial conditions, the continued spread of the coronavirus (particularly in Asia), and evolving geopolitical tensions in the wake of Russia’s invasion of Ukraine. Consequently, at a time when global growth faces multiple headwinds, central banks have been presented with the challenge of reining in rising prices without tipping economies into recession. U.S. Federal Reserve Chair Jerome Powell recently acknowledged that to stabilize prices, rates must move higher and tighter policy must be sustained for some time, likely hurting households and businesses. Richly valued, interest rate–sensitive growth equities have been hit particularly hard by higher interest rates, and volatility in credit markets has picked up too.
There are, however, encouraging signs for the markets. The latest wave of COVID-19 cases appears to be receding in Asia, and cases outside Asia, while numerous, appear to be causing fewer serious illnesses. Meanwhile, unemployment is low and there are signs that some global supply chain bottlenecks are beginning to ease, though lingering coronavirus restrictions in China and disruptions stemming from Russia’s invasion of Ukraine could hamper these advances. Additionally, easier Chinese monetary and regulatory policies and the record pace of corporate stock buybacks are supportive elements, albeit in an otherwise turbulent investment environment.
It is important to have a deep understanding of company fundamentals during times of market transition, and we have built our unique global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating increasingly complex global capital markets. Our investment team is guided by a commitment to long-term fundamental investing. Our global investment platform — combining collective expertise, long-term discipline, and thoughtful risk management — seeks to uncover what we believe are the best, most durable investment ideas in markets around the world, enabling us to potentially create value for investors.
Respectfully,
Michael W. Roberge
Chair and Chief Executive Officer
MFS Investment Management
September 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Microsoft Corp.	3.8%
Colgate-Palmolive Co.	3.7%
Cadence Design Systems, Inc.	3.1%
Charles Schwab Corp.	2.6%
Costco Wholesale Corp.	2.4%
Otis Worldwide Corp.	2.3%
Moody's Corp.	2.3%
Analog Devices, Inc.	2.2%
Rockwell Automation, Inc.	2.1%
Mastercard, Inc., “A”	2.1%
GICS sectors (g)
Information Technology	30.0%
Industrials	22.0%
Financials	14.1%
Consumer Staples	8.8%
Materials	8.3%
Health Care	8.1%
Consumer Discretionary	3.0%
Communication Services	2.8%
Real Estate	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of July 31, 2022.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the period February 8, 2022 to July 31, 2022, Class A shares of the MFS Intrinsic Value Fund (fund) provided a total return of -6.40%, at net asset value. This compares with a return of -7.18% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index).
Market Environment
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, have kept supply chains stretched for longer than expected. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns from goods to services, straining already tight labor markets in most developed economies. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain tumult and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on corralling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed was expected to be the most hawkish developed market central bank and the European Central Bank less so, given the growth-deleting effects on Europe's economy stemming from the invasion.
Against an environment of rising labor and volatile materials prices, higher interest rates and waning fiscal and monetary stimulus, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be easing, low levels of unemployment across developed markets and somewhat easier prices for raw materials were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Over the reporting period, the combination of an underweight position and security selection in the communication services sector was a primary factor that contributed to the fund's performance relative to the S&P 500 Index. Within this sector, not owning shares of social networking service provider Meta Platforms, and the fund’s underweight position in technology company Alphabet, benefited relative returns. The share price of Meta Platforms fell as the company’s financial results came in meaningfully below expectations due to rising competition from TikTok and headwinds from Apple’s App Tracking Transparency, as well as hard-to-beat prior-year sales comparisons and continuing supply chain issues.
3

Management Review - continued
Security selection in both the information technology and financials sectors also supported relative performance. Within the information technology sector, the fund’s overweight positions in integrated circuits and electronic devices developer Cadence Design Systems, software products and consulting services provider Synopsys and electronic equipment and circuit company Analog Devices, and not owning shares of weak-performing computer graphics processor maker NVIDIA, strengthened relative results. The share price of Cadence Design Systems advanced, driven by broad-based recurring revenue growth across all product segments, the announcement of a significant new contract with one of the world's leading semiconductor manufacturers and stronger-than-anticipated order growth from China. Within the financials sector, the fund’s overweight position in insurance services provider Arthur J. Gallagher, and not owning shares of financial services firm Bank of America, aided relative returns. The share price of Arthur J. Gallagher increased, owing to higher-than-expected organic revenue growth, particularly within its risk management segment, and overall margin improvement.
Stocks in other sectors that further benefited relative results included the fund’s overweight position in wholesale retailer Costco Wholesale and its holdings of precision bearings and products maker RBC Bearings(b).
Detractors from Performance
The combination of the fund's underweight position and stock selection in the health care sector weakened relative performance over the reporting period. Notably, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group and pharmaceutical company Eli Lilly detracted from relative returns as both stocks outperformed the benchmark. The share price of UnitedHealth Group benefited from better-than-expected Medical Loss Ratio (MLR) figures and stronger premiums in its UnitedHealthcare segment as growth in Medicaid membership exceeded market expectations.
Not holding securities within the strong-performing energy sector further dampened relative results. Here, not owning shares of integrated oil and gas companies, ExxonMobil and Chevron, hindered relative performance. The share price of ExxonMobil advanced on the back of strong execution, economic recovery, rising oil prices and strong volumes in both its upstream and downstream segments.
Elsewhere, the fund's overweight positions in financial services provider Charles Schwab, software company Adobe Systems and athletic shoes and apparel manufacturer NIKE held back relative returns. The share price of Charles Schwab fell as the company reported subdued financial results, primarily due to lower-than-expected net interest and asset management income, coupled with lower trading commissions. Additionally, the fund's holdings of enterprise cloud-based applications developer Workday(b) and semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan), and not owning shares of computer and personal electronics maker Apple, further weighed on relative performance.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Timothy Dittmer and Benjamin Stone
(b) Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 7/31/22
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 7/31/22
Average annual without sales charge
Share Class	Class inception date	Life (t)
A	2/08/22	(6.40)%
C	2/08/22	(6.80)%
I	2/08/22	(6.30)%
R1	2/08/22	(6.80)%
R2	2/08/22	(6.50)%
R3	2/08/22	(6.40)%
R4	2/08/22	(6.30)%
R6	2/08/22	(6.30)%
Comparative benchmark(s)

Standard & Poor's 500 Stock Index (f)	(7.18)%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.78)%
C With CDSC (1% for 12 months) (v)	(7.73)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
February 8, 2022 through July 31, 2022
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 8, 2022 through July 31, 2022.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 2/08/22	Ending Account Value 7/31/22	Expenses Paid During Period (p) 2/08/22 - 7/31/22
A	Actual	0.88%	$1,000.00	$936.00	$4.06
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
C	Actual	1.63%	$1,000.00	$932.00	$7.51
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
I	Actual	0.63%	$1,000.00	$937.00	$2.91
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R1	Actual	1.63%	$1,000.00	$932.00	$7.51
	Hypothetical (h)	1.63%	$1,000.00	$1,016.71	$8.15
R2	Actual	1.13%	$1,000.00	$935.00	$5.21
	Hypothetical (h)	1.13%	$1,000.00	$1,019.19	$5.66
R3	Actual	0.88%	$1,000.00	$936.00	$4.06
	Hypothetical (h)	0.88%	$1,000.00	$1,020.43	$4.41
R4	Actual	0.63%	$1,000.00	$937.00	$2.91
	Hypothetical (h)	0.63%	$1,000.00	$1,021.67	$3.16
R6	Actual	0.62%	$1,000.00	$937.00	$2.86
	Hypothetical (h)	0.62%	$1,000.00	$1,021.72	$3.11
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 174/365 for actual expenses (for Hypothetical Expenses, multiplied by 181/365 to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. For actual expenses paid, the calculation is based on the period from the commencement of the fund's investment operations, February 8, 2022, through July 31, 2022. For hypothetical expenses paid, it is assumed that the fund was in existence for the entire six month period ended July 31, 2022.
10

Portfolio of Investments
7/31/22
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.1%
Aerospace & Defense – 1.1%
Honeywell International, Inc.	148	$28,484
Alcoholic Beverages – 1.5%
Diageo PLC	428	$20,343
Pernod Ricard S.A.	89	17,516
		$37,859
Apparel Manufacturers – 2.0%
LVMH Moet Hennessy Louis Vuitton SE	29	$20,172
NIKE, Inc., “B”	252	28,960
		$49,132
Brokerage & Asset Managers – 4.2%
Charles Schwab Corp.	928	$64,079
CME Group, Inc.	125	24,935
NASDAQ, Inc.	86	15,557
		$104,571
Business Services – 5.9%
Accenture PLC, “A”	146	$44,714
Equifax, Inc.	161	33,634
Ferguson PLC	164	20,677
LiveRamp Holdings, Inc. (a)	136	3,619
TransUnion	224	17,748
Verisk Analytics, Inc., “A”	139	26,445
		$146,837
Computer Software – 16.1%
Adobe Systems, Inc. (a)	112	$45,933
Altair Engineering, Inc., “A” (a)	260	15,317
ANSYS, Inc. (a)	129	35,990
Autodesk, Inc. (a)	120	25,958
Cadence Design Systems, Inc. (a)	420	78,154
Microsoft Corp.	338	94,890
PTC, Inc. (a)	91	11,228
Salesforce, Inc. (a)	224	41,220
Synopsys, Inc. (a)	138	50,715
		$399,405
Computer Software - Systems – 0.6%
Workday, Inc. (a)	103	$15,975
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 8.3%
Martin Marietta Materials, Inc.	99	$34,856
Otis Worldwide Corp.	742	58,002
Sherwin-Williams Co.	100	24,194
Simpson Manufacturing Co., Inc.	117	12,084
Vulcan Materials Co.	305	50,426
Watsco, Inc.	97	26,573
		$206,135
Consumer Products – 4.8%
Colgate-Palmolive Co.	1,156	$91,023
Estee Lauder Cos., Inc., “A”	107	29,222
		$120,245
Electrical Equipment – 4.2%
Johnson Controls International PLC	501	$27,009
Pentair PLC	208	10,169
Rockwell Automation, Inc.	205	52,332
TE Connectivity Ltd.	101	13,507
		$103,017
Electronics – 8.7%
Analog Devices, Inc.	311	$53,479
Applied Materials, Inc.	182	19,288
KLA Corp.	54	20,711
Lam Research Corp.	49	24,525
Micron Technology, Inc.	177	10,949
Novanta, Inc. (a)	84	12,953
Power Integrations, Inc.	69	5,866
Semtech Corp. (a)	72	4,488
Silicon Laboratories, Inc. (a)	114	16,813
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	218	19,289
Texas Instruments, Inc.	148	26,476
		$214,837
Forest & Paper Products – 0.5%
Rayonier, Inc., REIT	298	$11,250
General Merchandise – 2.4%
Costco Wholesale Corp.	111	$60,084
Insurance – 5.2%
Aon PLC	169	$49,186
Arthur J. Gallagher & Co.	205	36,693
Marsh & McLennan Cos., Inc.	184	30,169
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Willis Towers Watson PLC	57	$11,795
		$127,843
Internet – 1.2%
Alphabet, Inc., “A” (a)	260	$30,243
Leisure & Toys – 1.6%
Activision Blizzard, Inc.	219	$17,509
Electronic Arts, Inc.	116	15,223
Take-Two Interactive Software, Inc. (a)	57	7,565
		$40,297
Machinery & Tools – 9.4%
Fastenal Co.	379	$19,465
Graco, Inc.	359	24,110
IDEX Corp.	185	38,619
Ingersoll Rand, Inc.	405	20,169
MSA Safety Inc.	112	14,374
Nordson Corp.	134	30,953
RBC Bearings, Inc. (a)	69	16,284
Trane Technologies PLC	157	23,077
Watts Water Technologies, “A”	328	45,307
		$232,358
Medical & Health Technology & Services – 0.9%
ICON PLC (a)	93	$22,436
Medical Equipment – 7.2%
Agilent Technologies, Inc.	381	$51,092
Bio-Techne Corp.	25	9,632
Bruker BioSciences Corp.	655	44,900
Danaher Corp.	141	41,097
Envista Holdings Corp. (a)	544	22,114
Maravai Lifesciences Holdings, Inc., “A” (a)	414	10,801
		$179,636
Other Banks & Diversified Financials – 6.8%
Mastercard, Inc., “A”	146	$51,653
Moody's Corp.	182	56,466
Northern Trust Corp.	173	17,262
S&P Global, Inc.	115	43,347
		$168,728
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 3.0%
Agnico Eagle Mines Ltd.	65	$2,795
Franco-Nevada Corp.	244	31,243
Royal Gold, Inc.	231	24,202
Wheaton Precious Metals Corp.	445	15,270
		$73,510
Real Estate – 0.5%
CBRE Group, Inc., “A” (a)	151	$12,929
Specialty Chemicals – 1.0%
Corteva, Inc.	206	$11,856
RPM International, Inc.	138	12,475
		$24,331
Specialty Stores – 1.0%
Amazon.com, Inc. (a)	180	$24,291
Total Common Stocks (Identified Cost, $2,573,873)		$2,434,433
Investment Companies (h) – 4.2%
Money Market Funds – 4.2%
MFS Institutional Money Market Portfolio, 1.72% (v) (Identified Cost, $104,005)	104,008	$104,008

Other Assets, Less Liabilities – (2.3)%		(57,245)
Net Assets – 100.0%		$2,481,196

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $104,008 and $2,434,433, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
14

Financial Statements
Statement of Assets and Liabilities
At 7/31/22
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $2,573,873)	$2,434,433
Investments in affiliated issuers, at value (identified cost, $104,005)	104,008
Receivables for
Dividends	1,542
Other assets	7
Total assets	$2,539,990
Liabilities
Payable to affiliates
Investment adviser	$10,060
Administrative services fee	192
Shareholder servicing costs	86
Distribution and service fees	19
Payable for independent Trustees' compensation	14
Accrued expenses and other liabilities	48,423
Total liabilities	$58,794
Net assets	$2,481,196
Net assets consist of
Paid-in capital	$2,637,603
Total distributable earnings (loss)	(156,407)
Net assets	$2,481,196
Shares of beneficial interest outstanding	264,951
15

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$154,120	16,473	$9.36
Class C	56,258	6,034	9.32
Class I	444,357	47,444	9.37
Class R1	46,618	5,000	9.32
Class R2	46,729	5,000	9.35
Class R3	46,785	5,000	9.36
Class R4	46,841	5,000	9.37
Class R6	1,639,488	175,000	9.37

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.93 [100 / 94.25 x $9.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
16

Financial Statements
Statement of Operations
Year ended 7/31/22 (c)
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$11,474
Dividends from affiliated issuers	249
Other	2
Foreign taxes withheld	(207)
Total investment income	$11,518
Expenses
Management fee	$6,787
Distribution and service fees	798
Shareholder servicing costs	199
Administrative services fee	8,343
Independent Trustees' compensation	2,014
Custodian fee	4,988
Shareholder communications	2,170
Audit and tax fees	38,062
Legal fees	1,556
Registration fees	12,636
Form N-CEN/N-PORT preparation fees	4,900
Miscellaneous	4,623
Total expenses	$87,076
Reduction of expenses by investment adviser	(79,230)
Net expenses	$7,846
Net investment income (loss)	$3,672
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(21,131)
Affiliated issuers	(1)
Foreign currency	81
Net realized gain (loss)	$(21,051)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(139,440)
Affiliated issuers	3
Translation of assets and liabilities in foreign currencies	(2)
Net unrealized gain (loss)	$(139,439)
Net realized and unrealized gain (loss)	$(160,490)
Change in net assets from operations	$(156,818)
17

Statement of Operations – continued
(c) For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
See Notes to Financial Statements
18

Financial Statements
Statement of Changes in Net Assets
This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended
7/31/22 (c)
Change in net assets
From operations
Net investment income (loss)	$3,672
Net realized gain (loss)	(21,051)
Net unrealized gain (loss)	(139,439)
Change in net assets from operations	$(156,818)
Change in net assets from fund share transactions	$2,638,014
Total change in net assets	$2,481,196
Net assets
At beginning of period	—
At end of period	$2,481,196

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.64)
Net asset value, end of period (x)	$9.36
Total return (%) (r)(s)(t)(x)	(6.40)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.90(a)
Expenses after expense reductions (f)	0.88(a)
Net investment income (loss)	0.15(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$154
See Notes to Financial Statements
20

Financial Highlights – continued
Class C	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.68)
Net asset value, end of period (x)	$9.32
Total return (%) (r)(s)(t)(x)	(6.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.46(a)
Expenses after expense reductions (f)	1.63(a)
Net investment income (loss)	(0.59)(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$56

Class I	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.63)
Net asset value, end of period (x)	$9.37
Total return (%) (r)(s)(t)(x)	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.34(a)
Expenses after expense reductions (f)	0.63(a)
Net investment income (loss)	0.37(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$444
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.68)
Net asset value, end of period (x)	$9.32
Total return (%) (r)(s)(t)(x)	(6.80)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.71(a)
Expenses after expense reductions (f)	1.63(a)
Net investment income (loss)	(0.59)(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$47

Class R2	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)
Net realized and unrealized gain (loss)	(0.64)
Total from investment operations	$(0.65)
Net asset value, end of period (x)	$9.35
Total return (%) (r)(s)(t)(x)	(6.50)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	8.21(a)
Expenses after expense reductions (f)	1.13(a)
Net investment income (loss)	(0.11)(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$47
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.64)
Net asset value, end of period (x)	$9.36
Total return (%) (r)(s)(t)(x)	(6.40)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.95(a)
Expenses after expense reductions (f)	0.88(a)
Net investment income (loss)	0.13(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$47

Class R4	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.63)
Net asset value, end of period (x)	$9.37
Total return (%) (r)(s)(t)(x)	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.70(a)
Expenses after expense reductions (f)	0.63(a)
Net investment income (loss)	0.39(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$47
See Notes to Financial Statements
23

Financial Highlights – continued
Class R6	Year ended
7/31/22(c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02
Net realized and unrealized gain (loss)	(0.65)
Total from investment operations	$(0.63)
Net asset value, end of period (x)	$9.37
Total return (%) (r)(s)(t)(x)	(6.30)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.69(a)
Expenses after expense reductions (f)	0.62(a)
Net investment income (loss)	0.40(a)
Portfolio turnover	7(n)
Net assets at end of period (000 omitted)	$1,639

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust VII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The fund commenced investment operations on February 8, 2022.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In June 2022, the FASB issued Accounting Standards Update 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”), which affects all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. ASU 2022-03 clarifies that a contractual restriction on the sale of an equity security is a characteristic of the reporting entity holding the equity security rather than a characteristic of the asset and, therefore, is not considered in measuring the fair value of the equity security. The fund decided to early adopt ASU 2022-03 effective as of June 30, 2022 as the guidance in ASU 2022-03 was consistent with the fund’s existing practices for fair value measurement.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
25

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
26

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of July 31, 2022 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,264,692	$—	$—	$2,264,692
Canada	49,308	—	—	49,308
United Kingdom	20,677	20,343	—	41,020
France	—	37,688	—	37,688
Ireland	22,436	—	—	22,436
Taiwan	19,289	—	—	19,289
Mutual Funds	104,008	—	—	104,008
Total	$2,480,410	$58,031	$—	$2,538,441
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.
27

Notes to Financial Statements  - continued
Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the period ended July 31, 2022, custody fees were not reduced.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The fund declared no distributions for the period ended July 31, 2022.
28

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 7/31/22
Cost of investments	$2,683,192
Gross appreciation	56,729
Gross depreciation	(201,480)
Net unrealized appreciation (depreciation)	$(144,751)
Undistributed ordinary income	4,164
Capital loss carryforwards	(15,818)
Other temporary differences	(2)
Total distributable earnings (loss)	$(156,407)
As of July 31, 2022, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(15,818)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees.  The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class.  Dividends are declared separately for each class.  Differences in per share dividend rates are generally due to differences in separate class expenses.  Class C shares will convert to Class A shares approximately eight years after purchase.
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.60%
In excess of $1 billion and up to $2.5 billion	0.55%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion and up to $10 billion	0.42%
In excess of $10 billion	0.40%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. Effective March 1, 2022, MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2023. For the period ended July 31, 2022, this management fee reduction amounted to $160, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended July 31, 2022 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
29

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), other interest expense, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class's average daily net assets:
Classes
A	C	I	R1	R2	R3	R4	R6
0.94%	1.69%	0.69%	1.69%	1.19%	0.94%	0.69%	0.62%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2023. For the period ended July 31, 2022, this reduction amounted to $79,070, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1 for the period ended July 31, 2022, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 176
Class C	0.75%	0.25%	1.00%	1.00%	238
Class R1	0.75%	0.25%	1.00%	1.00%	219
Class R2	0.25%	0.25%	0.50%	0.50%	110
Class R3	—	0.25%	0.25%	0.25%	55
Total Distribution and Service Fees					$798
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended July 31, 2022 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the period ended July 31, 2022.
30

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase.  Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the period ended July 31, 2022.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the period ended July 31, 2022, the fee was $62, which equated to 0.0055% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended July 31, 2022, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $137.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended July 31, 2022 was equivalent to an annual effective rate of 0.7379% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On February 8, 2022, MFS purchased the following shares as an initial investment in the fund:
Class	Shares	Amount
Class A	15,000	$150,000
Class C	5,000	50,000
Class I	5,000	50,000
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
31

Notes to Financial Statements  - continued
At July 31, 2022, MFS held approximately 91% and 83% of the outstanding shares of Class A and Class C, respectively, and 100% of of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.
(4) Portfolio Securities
For the period ended July 31, 2022, purchases and sales of investments, other than short-term obligations, aggregated $2,754,989 and $159,986, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 7/31/22 (c)
	Shares	Amount
Shares sold
Class A	18,732	$184,633
Class C	6,034	58,864
Class I	47,444	464,037
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
	267,210	$2,657,534
Shares reacquired
Class A	(2,259)	$(19,520)
Net change
Class A	16,473	$165,113
Class C	6,034	58,864
Class I	47,444	464,037
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R6	175,000	1,750,000
	264,951	$2,638,014

(c)	For the period from the commencement of the fund’s investment operations, February 8, 2022, through the stated period end.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs.
32

Notes to Financial Statements  - continued
Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 16, 2023 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the period ended July 31, 2022, the fund’s commitment fee and interest expense were $4 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$—	$543,020	$439,014	$(1)	$3	$104,008

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$249	$—
(8) LIBOR Transition
Certain of the fund's investments, including investments in certain debt instruments and derivatives (if any), as well as borrowings by the fund and certain other contractual arrangements of the fund, may be based on the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for those modified contracts as a continuation of the existing contracts. Management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
33

Notes to Financial Statements  - continued
(9) Russia and Ukraine Conflict
The market disruptions, which began in late February 2022, associated with geopolitical events related to the conflict between Russia and Ukraine may adversely affect the value of the fund’s assets and thus the fund’s performance. Management continues to monitor these events and to evaluate the related impacts, if any, to the fund.
34

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Intrinsic Value Fund and the Board of Trustees of MFS Series Trust VII
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust VII (the “Trust”)), including the portfolio of investments, as of July 31, 2022, and the related statement of operations, changes in net assets and the financial highlights for the period from February 8, 2022 (commencement of operations) through July 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust VII) at July 31, 2022, the results of its operations, the changes in its net assets and its financial highlights for the period from February 8, 2022 (commencement of operations) through July 31, 2022 in conformity with U.S generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
35

Report of Independent Registered Public Accounting Firm – continued
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022,by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
September 15, 2022
36

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of September 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 68)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 67)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 61)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
37

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 66)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 66)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 54)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 55)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 49)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
38

Trustees and Officers -continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux(k) (age 45)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (age 62)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed
39

Trustees and Officers -continued
terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Timothy Dittmer Benjamin Stone
40

Board Approval of Investment Advisory Agreement
MFS Intrinsic Value Fund
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, initially approve the Fund’s investment advisory agreement with MFS (the “Agreement”) and, beginning on the second anniversary of the initial effective date of the Agreement, annually approve the continuation of the Agreement.  In September and December 2021, the Board met by videoconference (in accordance with Securities and Exchange Commission relief) to consider the initial approval of the Agreement (“the initial review meetings”).  The independent Trustees were assisted in their evaluation of the Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS.
In connection with their deliberations regarding the initial approval of the Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the Agreement and other arrangements with the Fund.
In connection with their initial review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the Fund’s proposed advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge, as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (ii) information provided by MFS on the advisory fees it charges to other registered funds managed in a similar style to the Fund, and (iii) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” would be observed for the Fund.  In addition, in connection with the independent Trustees’ meetings in May, June and July 2021 for the purpose of considering whether to approve the continuation of the investment advisory agreements for the other investment companies that the Board oversees (the “MFS Funds”), the independent Trustees received: (i) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (ii) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the MFS Funds as a whole, and compared to MFS’ institutional business, (iii) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (iv) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel that would provide investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
41

Board Approval of Investment Advisory Agreement - continued
The Trustees’ conclusion as to the initial approval of the Agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  Because the Fund is newly organized and had not yet commenced investment operations at the time of the initial review meetings, the Fund had no investment performance for the Trustees to review.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s proposed advisory fee and the estimated total expense ratio of the Fund’s Class I shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge.  The Trustees also considered that MFS will observe an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees considered that, according to the data provided by Broadridge (which takes into account any proposed fee reductions or expense limitations for the Fund), the Fund’s effective advisory fee rate and total expense ratio would each be lower than the Broadridge expense group median.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s proposed advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, and $10 billion.  The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level.  The group fee waiver is reviewed and renewed annually between the Board and MFS.  The Trustees concluded that the proposed contractual breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees did not consider MFS’ costs and profits with respect to the Fund because the Fund had not yet commenced operations.  The Trustees considered information prepared by MFS relating to MFS’ costs and profits with respect to the MFS Funds considered as a group, and other investment companies and institutional accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee to be charged to the Fund represents reasonable compensation in light of the services to be provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,
42

Board Approval of Investment Advisory Agreement - continued
and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services to be provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreement, including any 12b-1 fees the Fund will pay to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS may perform or arrange for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services to be provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s Agreement with MFS should be approved for an initial two-year period, commencing upon its effective date, as set forth in the Agreement.
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2022 income tax forms in January 2023. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code's definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP ("E&Y") to serve as independent accountants to the series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund ("MFS Related Entities").

For the fiscal years ended July 31, 2022 and 2021, audit fees billed to each Fund by E&Y were as follows:

Fees billed by E&Y:		Audit Fees
	2022	2021

MFS Emerging Markets Equity Research	26,300	26,300
Fund

MFS Equity Income Fund	44,640	42,394
MFS Intrinsic Value Fund**	25,800	N/A**
Total	96,740	68,694

For the fiscal years ended July 31, 2022 and 2021, fees billed by E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	2021
To MFS Emerging Markets	0	0	632	9,800	0	1,000
Equity Research Fund

To MFS Equity Income Fund	0	0	632	9,340	45	1,050
To MFS Intrinsic Value	0	N/A**	632	N/A**	0	N/A**
Fund**

Total fees billed by E&Y
To above Funds	0	0	1,896	19,140	45	2,050

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees3
	2022	2021	2022	2021	2022	20214
To MFS and MFS Related
Entities of MFS Emerging	662,511	1,760,124	0	0	111,415	110,620
Markets Equity Research

Fund*
To MFS and MFS Related
Entities of MFS Equity Income	662,511	1,760,124	0	0	111,415	110,620
Fund*
To MFS and MFS Related
Entities of MFS Intrinsic	662,511	N/A**	0	N/A**	111,415	N/A**
Value Fund* **

Fees billed by E&Y:			Aggregate fees for non-audit services:
			2022		20214
To MFS Emerging Markets Equity Research Fund,			954,988		2,147,974
MFS and MFS Related Entities#

To MFS Equity Income Fund, MFS and MFS Related			955,033		2,147,564
Entities#

To MFS Intrinsic Value Fund, MFS and MFS Related			954,988		N/A**
Entities# **

**MFS Intrinsic Value Fund commenced investment operations on February 8, 2022.

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3The fees under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees", including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

4Certain fees reported in 2021 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended July 31, 2021.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VII

By (Signature and Title)* /S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: September 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)
Date: September 15, 2022
By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and
Accounting Officer)

Date: September 15, 2022

* Print name and title of each signing officer under his or her signature.